UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): April 27, 2023
INTUITIVE SURGICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1020 Kifer Road
Sunnyvale, California 94086
(Address of principal executive offices) (zip code)
   Registrant’s telephone number, including area code: (408) 523-2100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISRG	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the stockholders of Intuitive Surgical, Inc. (“the Company”) voted on the following five proposals, each of which is described in detail in the Proxy Statement filed with the Securities and Exchange Commission on March 10, 2023:
Proposal No. 1: To elect eleven members to the Board to serve a one-year term expiring at the 2024 Annual Meeting of Stockholders:

Nominee	For	Against	Abstain	Broker Non-votes
Craig H. Barratt, Ph.D.	272,570,649	9,717,456	1,404,746	25,189,301
Joseph C. Beery	280,548,625	2,312,274	831,952	25,189,301
Gary S. Guthart, Ph.D.	281,312,707	1,572,730	807,414	25,189,301
Amal M. Johnson	270,219,436	12,123,930	1,349,485	25,189,301
Don R. Kania, Ph.D.	276,881,894	5,992,239	818,718	25,189,301
Amy L. Ladd, M.D.	278,428,941	4,475,013	788,897	25,189,301
Keith R. Leonard, Jr.	280,567,213	2,293,648	831,990	25,189,301
Alan J. Levy, Ph.D.	264,252,132	18,614,155	826,564	25,189,301
Jami Dover Nachtsheim	274,675,509	8,194,039	823,303	25,189,301
Monica P. Reed, M.D.	278,400,074	4,506,085	786,692	25,189,301
Mark J. Rubash	266,431,830	15,904,697	1,356,324	25,189,301
Each of the nominees nominated in Proposal No. 1 was elected.
Proposal No. 2: To consider and approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-votes
256,335,720	23,958,341	3,398,790	25,189,301
Proposal No. 2 was approved on an advisory basis.
Proposal No. 3: To consider and approve, on an advisory basis, the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement:

1 Year	2 Years	3 Years	Abstain	Broker Non-votes
280,214,412	229,749	2,745,574	503,116	25,189,301
The annual frequency was approved on an advisory basis. In light of this vote, the Company will include an advisory, non-binding vote on executive compensation in its proxy materials pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, on an annual basis until the next advisory vote on the frequency of advisory votes on executive compensation, which will occur no later than the Company’s 2029 Annual Meeting of Shareholders.
Proposal No. 4: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain
306,654,434	1,157,337	1,070,381
Proposal No. 4 was approved.
Proposal No. 5: To consider and vote upon a stockholder proposal regarding pay equity disclosure:

For	Against	Abstain	Broker Non-votes
98,764,665	180,992,684	3,935,502	25,189,301
Proposal No. 5 was rejected.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: May 2, 2023	By:	/S/ JAMIE E. SAMATH
Name: Jamie E. Samath
Title: Senior Vice President and Chief Financial Officer